UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☒	Soliciting Material under §240.14a-12

Kinder Morgan Canada Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Email to Canadian Terminals Employees — from John Schlosser

Earlier today, the Kinder Morgan Canada Limited board of directors announced that it has reached an agreement with Pembina Pipeline Corporation under which Pembina will acquire all of KML’s outstanding equity.  In addition, Pembina has agreed to purchase the U.S. portion of the Cochin Pipeline from Kinder Morgan, Inc.  The parties expect to close the transaction late in the fourth quarter or early in the first quarter of 2020, subject to customary closing conditions, including shareholder and applicable regulatory approvals.

I have been deeply involved in our Canadian operations since before there was a Canadian business.  I am proud of our Vancouver Wharves business and all that it has become; I am proud of the incredible effort we put into building what has become the largest merchant tank position in Canada; and yes, I am personally disappointed that I will not be working with you after the closing of this transaction.  However, the business that we have built together is a great fit with Pembina’s.   I am confident that you will continue to do what you do best and show Pembina why you are the preeminent terminal group in the world.

I know this has been a period of uncertainty and you have a lot of questions.  Later today, your senior leadership team will hold meetings in Calgary, Van Wharves and Edmonton to talk about the announcement and next steps.  Questions also may be submitted to HR@kindermorgan.com and a FAQ’s portal is under development that will allow for sharing of questions and answers.

Above all else, it is important that we don’t lose sight of safety and ensuring we keep doing what we need to do to finish each day incident and injury-free, both in the field and at the office.  I am confident in your abilities.

Thank you again for all you do.

John Schlosser

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed transaction between KML and Pembina anticipates that the offer and sale of Pembina shares will be exempt from registration under the Securities Act, pursuant to Section 3(a)(10) of the Securities Act. Consequently, such shares will not be registered under the Securities Act or any state securities laws.

In connection with the proposed transaction, KML will file a proxy statement, as well as other materials. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by KML with the SEC at http://www.sec.gov, the SEC’s website, or from KML’s website (www.kindermorgancanadalimited.com) under the tab, “Investor Relations” and then under the heading “SEC Filings.”

Participants in the Solicitation

KML, KMI and Pembina and their respective directors and certain of their executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from KML’s shareholders with respect to the proposed transaction. Information regarding KML’s officers and directors is included in KML’s definitive proxy statement for its 2019 annual meeting filed with the SEC on April 18, 2019. Information regarding KMI’s officers and directors is included in KMI’s definitive proxy statement for its 2019 annual meeting filed with the SEC on March 29, 2019. Information regarding Pembina’s officers and directors is included in the Management Information Circular for its 2019 annual meeting of common shareholders filed with the SEC as Exhibit 99.1 to Form 6-K on March 29, 2019. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Email to Canadian Cochin and Jet Fuel Employees - from James Holland

Earlier today, the Kinder Morgan Canada Limited board of directors announced that it has reached an agreement with Pembina Pipeline Corporation under which Pembina will acquire all of the outstanding KML equity.  In addition, Pembina has agreed to purchase the U.S. portion of the Cochin Pipeline from Kinder Morgan, Inc.  The parties expect to close the transaction late in the fourth quarter or early in the first quarter of 2020, subject to customary closing conditions, including shareholder and applicable regulatory approval.

Through the KML strategic review and after its conclusion was announced, you have taken care of our customers and helped us be the best we can be.  While the parties work toward closing of the transaction, I ask you deliver the same quality of work and focus on running a strong, safe, operation.

Rick Krejci along with Mark Smith, (HR), will be hosting a meeting in the Regina office today with a dial-in number for the Wainwright employees to talk about the announcement and next steps.  Jet Fuel employees are invited to attend a meeting at Van Wharves along with Mike Pitta.  There will be a lot more information forthcoming via a FAQ’s portal to allow for sharing of information and questions.  Questions may be submitted to HR@kindermorgan.com.

Above all else, it is important that we don’t lose sight of safety and ensuring we keep doing what we need to do to finish each day incident and injury-free.  I am confident in your abilities.

Thank you again for all you do.

James Holland

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed transaction between KML and Pembina anticipates that the offer and sale of Pembina shares will be exempt from registration under the Securities Act, pursuant to Section 3(a)(10) of the Securities Act. Consequently, such shares will not be registered under the Securities Act or any state securities laws.

In connection with the proposed transaction, KML will file a proxy statement, as well as other materials. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by KML with the SEC at http://www.sec.gov, the SEC’s website, or from KML’s website (www.kindermorgancanadalimited.com) under the tab, “Investor Relations” and then under the heading “SEC Filings.”

Participants in the Solicitation

KML, KMI and Pembina and their respective directors and certain of their executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from KML’s shareholders with respect to the proposed transaction. Information regarding KML’s officers and directors is included in KML’s definitive proxy statement for its 2019 annual meeting filed with the SEC on April 18, 2019. Information regarding KMI’s officers and directors is included in KMI’s definitive proxy statement for its 2019 annual meeting filed with the SEC on March 29, 2019. Information regarding Pembina’s officers and directors is included in the Management

Information Circular for its 2019 annual meeting of common shareholders filed with the SEC as Exhibit 99.1 to Form 6-K on March 29, 2019. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.